2008 IPAA Oil & Gas Investment Symposium New York, NY April 9, 2008

Safe Harbor Statement THE WORDS "BELIEVES, ANTICIPATES, EXPECTS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES ARE DISCUSSED IN OUR ANNUAL REPORT ON U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") FORM 10-K AND OUR QUARTERLY REPORT ON SEC FORM 10-Q, PARTICULARLY IN THE SECTIONS TITLED RISK FACTORS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATIONS TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Atlas Energy's Unique Business Model: Low Risk - High Return Gas and Oil Production Partnership Management Leading sponsor of tax advantaged investment partnerships Raised $363 million 2007 Initial 2008 program of $237 million; more to follow Primary source of development capital Enhanced rates of returns on our capital Generates significant fee-based revenues Carried interests to our account Fee revenue enhances stability of our cash flows Approximately 1.8 Tcfe of proved reserves under management One of the largest operators in the Appalachian Basin Largest operator in the Michigan Basin Largest operator in Tennessee 897 Bcfe of net proved reserves as of 12/31/07 Reserve life of approximately 27 years PV-10 value (as of 2/13/08) of $2.1 billion Q4 avg. net daily production of 92 Mmcfe/d Approx. 1,000,000 net acres / 554,000 net undeveloped Approx. 4,000 shallow drilling locations identified 483,000 Marcellus acres under control @ 2/21/08 224,000 delineated acres in SW PA with total estimated recoverable reserves of 4.0 - 6.0 Tcf Potentially 4,000 to 6,000 vertical Marcellus locations remain

Atlas Energy Gas and Oil Operations 4 Appalachian Primary Areas of Operation Michigan Primary Areas of Operation Proved Reserves Proved Reserves

ATN has a Leading Position in the Marcellus Shale 5 Corporate Offices District Offices Satellite Offices Areas in which we have Acreage and Production Note: Data as of 2/21/08. Marcellus Shale Highlights Aggressively expanding land position Control 483,000 acres currently 224,000 acres delineated in southwestern Pennsylvania Southwestern Pennsylvania acreage appears to be in the heart of the play Vertical results suggest 4.0 - 6.0 Tcf of potential reserves Drilled 27 wells; 21 wells producing into pipeline Wright & Co evaluated first 14 wells southwestern PA wells and assigned average reserves of 961 Mmcfe per well; the average increases to 1.3 Bcfe per wells if initial 5 wells are excluded, and are as high as 1.8 Bcfe Since initial five wells, initial rates of production (24 hrs) have been as high as 2.6 Mmcfe/d and averaged 1.3 Mmcfe/d Vertical D&C costs $1.0 to $1.3 million Confirmation of 40-acre spacing results in 4,000 to 6,000 potential locations in SW Pennsylvania alone Plan to complete at least 150 vertical wells over the next 18 months Horizontal drilling underway may further enhance already attractive rates of return LEWIS RUN

6 The Marcellus Shale Compares Favorably to Other Shale Plays Source: Ross Smith Energy Group, 2007.

7 Atlas has Already Built out a Gathering System in Southwestern Pennsylvania with Significant Takeaway Capacity Note: Data as of 2/21/08. Major Interstate Pipelines in SW PA Highlights Atlas Pipeline Partners LP owns approximately 1,600 miles of gathering systems in Southwestern Pennsylvania, as well as Ohio and New York All of Atlas's production in SW PA is delivered into interstate pipelines and has never been subject to curtailment Atlas currently has over 44 MMcf per day of incremental capacity in this gathering system with plans to double this capacity in the next year Between Texas Eastern (Spectra), Dominion Transmission, Equitable Transmission, and Columbia Transmission, approximately 2 Bcf of incremental takeaway capacity exists on interstate pipelines within Atlas's SW PA acreage Atlas is producing pipeline quality dry gas that averages 1,050 btu per cubic foot

8 Partnership Management Business Benefits Marcellus Shale Development Partnership Management Business offers a unique source of capital to develop the Marcellus Shale Investment Partnerships significantly enhance rate of return through the creation of additional fees and carried interest Investment Partnerships reduce Atlas Energy's incremental cash investment Atlas Energy unitholders retain full value of Marcellus Shale Proves up our Marcellus Shale acreage without massive capital investment The 150-well vertical Marcellus Shale program is expected to only consume approximately 6,000 acres Partnership Management Business allows Atlas Energy to have complete flexibility in future drilling of Marcellus Shale to ensure maximum value to unitholders

9 Partnership Management Business Model

ATN Net Investment Assumptions IRR to ATN Investment Partnerships Enhance Returns 1 Includes basis and BTU premium. 1 Note: Based on projected Spring 2008 partnership program.

Net Investment Assumptions Anticipated IRR to Investor How do the Investors Fare? Note: Based on projected Spring 2008 partnership program.

ATN: Partnership Funds Raised Capital Raised ($MM) CAGR: 48%

ATN: Partnership Management Segment Margin CAGR: 37% Segment Margin ($MM) Note: Partnership segment margin represents: Administrative & Oversight Fee Revenue + Well Servicing Margin + Well Construction & Completion Margin

14 Partnership Management Business has Large Barriers to Entry Atlas Energy has the trust of national due diligence firms and the financial planning community 35+ years of continuous programs Diverse base of investment firms and investors would take years to cultivate More than 100 separate investment firms sold our programs in 2007, up from 80 in 2006 AIG, ING, Lincoln Financial, Mass Mutual, First Global, Linsco - among others 34,000 individual investors Average ticket size of approximately $40,000 Marketed in all 50 states Scale supports cost of partnership administration Regulatory compliance

Appalachia Asset Overview

Appalachia Asset Overview Operational Highlights Atlas Energy Appalachia is one of the largest operators in the Appalachian Basin Operates over 7,000 wells producing over 92 Mmcfe per day Drilled over 1,100 wells in 2007 Wells produce 30 to 50 years Drilling success rates of greater than 98% Approximately 752,000 net acres / 501,000 net undeveloped Receive premium over NYMEX Location premium of $0.30-0.40 for proximity to Northeast corridor Average Btu content of 1,050 / mcfe results in additional premium of ~ 5% The Appalachian Basin remains largely unexplored for deep gas prospects (below 6,000 feet) Primary Areas of Operation Note: Information as of 12/31/2007.

17 Historical Appalachia Reserves 2001 2002 2003 2004 2005 2006 2007 PDP 83.996 144 156 172 181 230 PDNP PUD 39.226 45.713 47.239 54.099 60.883 212.057 1 Reserves as of year-ended September 30. 1 1 Proved Reserves (Bcfe) CAGR: 12%

Historical Appalachia Gas and Oil Production 18 2001 2002 2003 2004 2005 2006 2007 2007PF Appalachia 8.154 7.927 8.4 8.7 9.9 11.8 10.4 Michigan 10.9 21.5 CAGR: 11% 1 Based on annualized Q407 average daily production of 32.4 MMcfe/d. 1 Production (Bcfe)

19 Gross Appalachian Daily Metered Production Note: Excludes approximately 10 mcf/d of unmetered production, principally associated with joint ventures. Atlas Energy Daily Metered Volume (Mcf / d) - 2002 through 2007

20 Historical Growth in Undeveloped Acreage Net Undeveloped Acreage Note: As of 3/1/2008.

Antrim Asset Overview

22 Antrim Asset Overview Antrim has been producing since the 1940's One of first shale plays to evolve and mature Biogenic shale found between 1,000 and 2,000 feet in Northern Michigan Norwood and Lachine sections located at depths between 800 and 1,200 feet Natural gas produced from water filled micro fractures Peak production usually achieved three to twelve months after online date due to dewatering. Michigan Antrim Shale

Antrim Asset Overview (cont'd)

Operational Highlights

- **Atlas is the largest operator in the Michigan Antrim Shale**
  - Consistent performance and cash flow
  - Low-cost operator – 30% lower LOE / mcfe than competitors
  - Drilled 156 wells in 2007 (including wells drilled prior to acquisition); 170 planned in 2008
- **Long-lived, shallow decline proved reserves**
  - 99% natural gas; 70% proved developed; R / P >28 years
- **Approximately 2,400 producing wells**
  - Over 760 future infill drilling locations identified
- **Growing net acreage position:**
  - Leasing activities will add 15,000 to 20,000 acres / year
- **Horizontal drilling has opened up new areas of development**
  - Access to areas with surface constraints

Antrim Shale – Michigan


AREA OF DETAIL
AGO ACREAGE
DTE PIPELINES
OTHER PIPELINES
AGO OFFICE
Atlas Energy Resources, LLC
EMMET
CHEBOYGAN
PRESQUE ISLE
CHARLEVOIX
OTSEGO
ALPENA
LEELANAU
Traverse City
Kalkaska
KALKASKA
CRAWFORD
OSCODA
ALCONA
WEXFORD
MISSAUKEE
ROSCOMMON
IOSCO

Net Acreage	285,000
Developed	232,000
Undeveloped	53,000
Net Reserves (Bcfe)	667.0
Identified Future Drilling Locations	768
Average 4Q Net Daily Production (Mmcfe/d)	60

Atlas Energy Resources, LLC

23

Atlas Energy Gas and Oil Operations - Antrim Economics Cost Analysis Typical Type Curve Historical Drilling Costs ($000's / well) IRRs at Various Gas Prices

Financial Overview

26 Financial Snapshot 1 Represents 4Q 2007 annualized Adjusted EBITDA - see appendix for reconciliation of non-GAAP measures. 2 Pro forma reflects 4Q 2007 annualized interest expense and adjustments for interest expense of the Senior Notes offering and interest rate hedges put in place. ..

27 Historical Financial Performance 1 Based on 37.4 million common and Class A units for 2004, 2005 and 2006 and 61.9 million common and Class A units for Q4 2007 annualized. 2 See appendix for reconciliation of non-GAAP measures. EBITDA Revenues ($ in millions, except per unit data) ($ in millions, except per unit data) 1 1 1 1 1 1 1 1 2

28 Historical Segment Margins 1 Based on 37.4 million common and Class A units for 2004, 2005 and 2006 and 61.9 million common and Class A units for Q4 2007 annualized. Partnership Management Margin Gas and Oil Production Margin ($ in millions, except per unit data) ($ in millions, except per unit data) 1 1 1 1 1 1 1 1

Hedge Positions 1 Includes an estimated positive basis differential and Btu adjustment. Average hedge price calculated as weighted average of swap hedge contract price and mid-point of costless collar hedge price.

Appendix

Reconciliation of Non-GAAP measures EBITDA and Adjusted EBITDA are non-GAAP (generally accepted accounting principles) financial measures under the rules of the Securities and Exchange Commission. Management of Atlas Energy believes that EBITDA and Adjusted EBITDA provide additional information for evaluating the Company's ability to make distributions to its unitholders, among other things. These measures are widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. EBITDA is also a financial measurement that, with certain negotiated adjustments, is utilized within Atlas Energy financial covenants under its credit facility. EBITDA and Adjusted EBITDA are not measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income, operating income, or cash flows from operating activities in accordance with GAAP. Represents the adjustments to reflect the cash impact of non-qualifying derivatives related to AGO production prior to its acquisition. Reflects the reduction to gathering fees resulting from the retention by Atlas America of the obligation to pay the difference between gathering fees paid to Atlas Energy by the drilling partnerships and gathering fees due to Atlas Pipeline Partners, L.P. under the gas gathering agreement. Atlas America is obligated for this differential upon completion of Atlas Energy's initial public offering on December 18, 2006.